                                                                    Exhibit 99.1

                                 AMENDMENT NO. 3

         AMENDMENT No. 3 (this "Amendment") dated as of August 15, 2002, under the $120,000,000 Credit Agreement dated as of April 20, 2001 (as heretofore amended, the "Credit Agreement") among KINDRED HEALTHCARE OPERATING, INC. (formerly named Vencor Operating, Inc.) (the "Borrower"), KINDRED HEALTHCARE, INC. (formerly named Vencor, Inc.) ("Kindred"), the LENDERS, the SWINGLINE BANK and the LC ISSUING BANKS party thereto, JPMORGAN CHASE BANK (formerly The Chase Manhattan Bank, successor-by-merger to Morgan Guaranty Trust Company of New
York), as Administrative Agent and Collateral Agent, and GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent and Collateral Monitoring Agent.

                              W I T N E S S E T H:

         WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement as provided herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after the Amendment Effective Date (as defined below), refer to the Credit Agreement as amended hereby.

         Section 2. Defined Terms. (a) The definition of "Borrowing Base" in
Section 1.01 of the Credit Agreement is amended by replacing the word "plus" in clause (a) with the word "less", by deleting clause (b) in its entirety and by renumbering clause (c) as clause (b).

         (b) The definition of "Hospital and Health Services Eligible Accounts" in Section 1.01 of the Credit Agreement is amended by inserting the following phrase after the word "services" in clause (iii): ", (iv) pharmacy business, including but not limited to, institutional, infusion, Mediclaim, urological, and POH services" and by renumbering clause (iv) as clause (v).

         (c) The definition of "Rehabilitation Accounts Receivable Advance Rate" in Section 1.01 of the Credit Agreement is deleted in its entirety.

         (d) The definition of "Rehabilitation Eligible Accounts" in Section
1.01 of the Credit Agreement is deleted in its entirety.

         (e) The definition of "Temporary Cash Investment" in Section 1.01 of the Credit Agreement is amended by inserting the phrase "or one of its agencies" after the words "United States" in the proviso to clause (i), by replacing the reference to "S&P and" in clause (v) with a reference to "S&P," and by inserting the following new clause at the end of such definition: "and (vii) corporate bonds issued by a corporation (other than any Ventas Company, any Vencor Company or any Affiliate) organized under the laws of the United States or any State thereof with a rating of "A2" (or higher) by Moody's or "A" (or higher) by S&P, maturing within 60 months from the date of acquisition; provided that the aggregate market value of investments of the type described in clauses (iv) and
(vii) shall be limited at all times to no more than 40% of the aggregate market value of all Temporary Cash Investments at such time, and the aggregate market value of such investments in any one issuer shall be limited at all times to no more than 5% of the aggregate market value of such investments at such time".

         Section 3. Borrowing Base Advance Rate Adjustments.

         (a) Section 2.19(a) of the Credit Agreement is amended to read in full as follows:

         "As of the Closing Date, the Accounts Receivable Advance Rate will be 80%."

         (b) Section 2.19(b) of the Credit Agreement is amended by deleting the phrases "and the Rehabilitation Accounts Receivable Advance Rate" and "and any increase in the Rehabilitation Accounts Receivable Advance Rate above 25%".

         (c) Section 2.19(c) of the Credit Agreement is amended by deleting the phrase "and the Rehabilitation Accounts Receivable Advance Rate".

         Section 4. Total Leverage Ratio. The table appearing in Section 6.02(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

-----------------------------------------------------------------------------
                  Period                                         Ratio

-----------------------------------------------------------------------------
July 1, 2002 through September 30, 2002                        6.40 to 1
-----------------------------------------------------------------------------
October 1, 2002 through December 31, 2002                      6.25 to 1
-----------------------------------------------------------------------------
January 1, 2003 through December 31, 2003                      6.25 to 1
-----------------------------------------------------------------------------
January 1, 2004 through December 31, 2004                      6.10 to 1
-----------------------------------------------------------------------------
January 1, 2005 through December 31, 2005                      5.90 to 1
-----------------------------------------------------------------------------
January 1, 2006 and thereafter                                 5.75 to 1
-----------------------------------------------------------------------------

         Section 5. Restricted Payments. Section 7.07(a)(ii) of the Credit Agreement is amended to read in full as follows:

         "the Borrower may declare or make Restricted Payments to Vencor for the purchase, redemption or other acquisition or retirement for value (any of the foregoing, a "permitted acquisition") of Equity Interests of Vencor; provided that the aggregate amount paid to Vencor pursuant to this clause (ii) for the permitted acquisitions of such Equity Interests held by (A) officers, directors or employees or former officers, directors or employees (or their estates or beneficiaries under their estates), upon death, disability, retirement, severance or termination of employment and (B) Ventas, to the extent required to satisfy the requirements of Article XII of Vencor's Amended and Restated Certificate of Incorporation does not exceed an aggregate amount of $500,000; and provided further that the aggregate amount paid to Vencor pursuant to this clause (ii) does not exceed an aggregate amount of $35,500,000;"

         Section 6. Capital Expenditures. Schedule 13 attached hereto is substituted for Schedule 13 to the Credit Agreement.

         Section 7. Waiver of Certain Excess Cash Prepayment Requirements. The Lenders party hereto agree that any optional prepayment by the Borrower of loans under the Senior Secured Credit Agreement made within 75 days of the end of the June 30, 2002 Fiscal Quarter that satisfies the conditions set forth in clauses
(ii) (with respect to Excess Cash determined with respect to the June 30, 2002 Fiscal Quarter) and (iv) of the definition of "Excess Cash Prepayment" set forth in Section 1.01 of the Credit Agreement shall be deemed to be an "Excess Cash Prepayment" for purposes of the Credit Agreement.

         Section 8. Representations Correct; No Default. Kindred and the Borrower each represents and warrants that (i) the representations and warranties contained in the Financing Documents are true as though made on and as of the date hereof and will be true on and as of the Amendment Effective Date as though made on and as of such date and (ii) no Default has occurred and is continuing on the date hereof and no Default will occur or be continuing on the Amendment Effective Date.

         Section 9. Counterparts; Effectiveness. (a) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         (b) This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when the Administrative Agent shall have received duly executed counterparts hereof signed by Kindred, the Borrower and the Required Lenders (or, in the case of any Lender as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such Lender); provided that the amendments referred to in Section 3 shall become effective only on the date on which the Administrative Agent shall have received duly executed counterparts hereof signed by Kindred, the Borrower and the Supermajority Lenders (or, in the case of any Lender as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such Lender).

         (c) No later than the first Business Day after the Fee Determination Date (as defined below), the Borrower shall pay the Administrative Agent, in immediately available funds for the account of each Lender that has evidenced its agreement hereto as provided in clause (b) by 2:00 P.M. (New York City time) on the later of (i) August 26, 2002 and (ii) the date the Administrative Agent issues a notice to the Lenders saying this Amendment (other than, unless such amendments have theretofore become effective, the amendments referred to in Section 3) has become effective (such later date, the "Fee Determination Date"), an amendment fee in an amount equal to 0.10% of such Lender's Commitment (as in effect on the opening of business on the date of this Amendment).

         (d) Except as expressly set forth herein, the amendments contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement or any other Financing Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

         Section 10. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                           KINDRED HEALTHCARE OPERATING, INC.


                           By: /s/ Richard A. Lechleiter
                              --------------------------------------------------
                           Name:   Richard A. Lechleiter
                           Title:  Senior Vice President, Chief Financial
                                   Officer and Treasurer

                           KINDRED HEALTHCARE, INC.


                           By: /s/ Richard A. Lechleiter
                              --------------------------------------------------
                           Name:   Richard A. Lechleiter
                           Title:  Senior Vice President, Chief Financial
                                   Officer and Treasurer

                           LENDERS

                           JPMORGAN CHASE BANK, as Administrative
                           Agent and as Lender

                           By: /s/ Dawn Lee Lum
                               --------------------------------------
                           Name:   Dawn Lee Lum
                           Title: Vice President

                           GENERAL ELECTRIC CAPITAL
                           CORPORATION

                           By: /s/ Brian S. Beckwith
                               --------------------------------------
                           Name:   Brian S. Beckwith
                           Title:  Duly Authorized Signatory

                           GOLDMAN, SACHS CREDIT PARTNERS, L.P.


                           By:  /s/ Robert S. Fanelli
                                -------------------------------------
                           Name:    Robert S. Fanelli
                           Title: Authorized Signator

                           CREDIT LYONNAIS NEW YORK BRANCH


                           By:  /s/ Charles Heldsieck
                                -------------------------------------
                           Name:    Charles Heldsieck
                           Title: Senior Vice President

                           FOOTHILL INCOME TRUST II, L.P.


                           By:  /s/ M.E. Stearns
                                -------------------------------------
                           Name:    M.E. Stearns
                           Title: Managing Member

                                   SCHEDULE 13

                     MAXIMUM CUMULATIVE CAPITAL EXPENDITURE

--------------------------------------------------------------------------------
                       Period                                           Amount
--------------------------------------------------------------------------------
January 1, 2001 through June 30, 2001                                $47,000,000
--------------------------------------------------------------------------------
January 1, 2001 through September 30, 2001                           $68,000,000
--------------------------------------------------------------------------------
January 1, 2001 through December 31, 2001                            $75,000,000
--------------------------------------------------------------------------------
January 1, 2002 through March 31, 2002                               $30,000,000
--------------------------------------------------------------------------------
January 1, 2002 through June 30, 2002                                $47,000,000
--------------------------------------------------------------------------------
January 1, 2002 through September 30, 2002                           $68,000,000
--------------------------------------------------------------------------------
January 1, 2002 through December 31, 2002                            $75,000,000
--------------------------------------------------------------------------------
January 1, 2003 through March 31, 2003                               $34,000,000
--------------------------------------------------------------------------------
January 1, 2003 through June 30, 2003                                $56,000,000
--------------------------------------------------------------------------------
January 1, 2003 through September 30, 2003                           $81,000,000
--------------------------------------------------------------------------------
January 1, 2003 through December 31, 2003                            $90,000,000
--------------------------------------------------------------------------------
January 1, 2004 through March 31, 2004                               $34,000,000
--------------------------------------------------------------------------------
January 1, 2004 through June 30, 2004                                $56,000,000
--------------------------------------------------------------------------------
January 1, 2004 through September 30, 2004                           $81,000,000
--------------------------------------------------------------------------------
January 1, 2004 through December 31, 2004                            $90,000,000
--------------------------------------------------------------------------------
January 1, 2005 through March 31, 2005                               $39,000,000
--------------------------------------------------------------------------------
January 1, 2005 through June 30, 2005                                $59,000,000
--------------------------------------------------------------------------------
January 1, 2005 through September 30, 2005                           $86,000,000
--------------------------------------------------------------------------------
January 1, 2005 through December 31, 2005                            $95,000,000
--------------------------------------------------------------------------------
January 1, 2006 through the Revolving Credit Termination Date        $39,000,000
--------------------------------------------------------------------------------